EXHIBIT 99.1

Westamerica Bancorporation Reports First Quarter 2012 Earnings

SAN RAFAEL, Calif., April 17, 2012 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the first quarter 2012 of $21.0 million and diluted earnings per common share ("EPS") of $0.75. First quarter 2012 results compare to fourth quarter 2011 net income of $21.8 million and EPS of $0.77, and to first quarter 2011 net income of $22.4 million and EPS of $0.77. First quarter 2012 net income represented an annualized return on shareholders' equity of 15.5 percent.

"Westamerica remains highly profitable in spite of the protracted low-interest rate environment. Our first quarter 2012 net interest margin was 5.12 percent, which is supported by a low-cost funding base with 81 percent of our Bank's deposits represented by checking and savings deposits. Operating expenses remain well contained, declining $600 thousand from the prior quarter. Credit quality improved with nonperforming assets declining $20 million during the first quarter of 2012," said Chairman, President and CEO David Payne. "Westamerica paid a $0.37 per common share dividend in the first quarter 2012 and our common shares outstanding were reduced 233 thousand shares under our share repurchase plan. Westamerica's capital ratios remain at historically high levels," added Payne.

Net interest income on a fully taxable equivalent basis was $51.7 million for the first quarter 2012, compared to $53.4 million for the fourth quarter 2011 and to $55.0 million for the first quarter 2011. The change in net interest income is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest income is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Westamerica's purchased loans declined due to credit administration practices with higher-risk borrowers. Loan originations have been impacted by competitive loan pricing which, in Management's opinion, does not provide adequate forward earnings potential. To offset the decline in interest income, rates paid on interest-bearing deposits and borrowings have been reduced to minimize interest expense. The first quarter 2012 net interest margin on a fully taxable equivalent basis was 5.12 percent, compared to 5.24 percent and 5.35 percent for the fourth and first quarters of 2011, respectively.

The provision for loan losses was $2.8 million for the first quarter 2012, unchanged from the fourth and first quarters of 2011. First quarter 2012 net loan losses charged against the allowance for loan losses totaled $3.5 million, compared to $3.1 million and $4.1 million for the fourth and first quarters of 2011, respectively. At March 31, 2012, the allowance for loan losses totaled $31.9 million, and nonperforming originated loans totaled $16.7 million. At March 31, 2012, nonperforming purchased FDIC-indemnified loans totaled $7.2 million, net of purchase discounts of $3.6 million, and nonperforming purchased non-indemnified loans totaled $21.0 million, net of purchase discounts of $6.0 million.

Noninterest income for the first quarter 2012 totaled $14.7 million, compared to $14.9 million in the prior quarter and $14.7 million in the first quarter 2011.

Noninterest expense for the first quarter 2012 totaled $30.0 million, compared to $30.7 million in the prior quarter and $31.3 million in the first quarter 2011. The decline in noninterest expenses from the prior quarter was due to lower costs related to managing nonperforming assets and lower occupancy costs, offset in part by higher payroll taxes and other employee benefits. The decline in expenses from the first quarter 2011 was due to lower deposit insurance assessments and lower outsourced data processing costs.

At March 31, 2012, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.4 percent, Westamerica Bancorporation's total regulatory capital ratio was16.1 percent, and Westamerica Bank's total regulatory capital ratio was 15.6 percent. At March 31, 2012, the Company's assets totaled $5.1 billion and loans outstanding totaled $2.4 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2011 filed on Form 10-K and quarterly report for the quarter ended September 30, 2011 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information April 17, 2012
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2012

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q1'12	Q1'11	Change	Q4'11

Net Interest Income (FTE)	$51,699	$54,993	-6.0%	$53,362
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Noninterest Income	14,669	14,743	-0.5%	14,857
Noninterest Expense	30,034	31,323	-4.1%	30,663
Income Before Taxes (FTE)	33,534	35,613	-5.8%	34,756
Income Tax Provision (FTE)	12,529	13,231	-5.3%	12,951
Net Income	$21,005	$22,382	-6.2%	$21,805

Average Common Shares Outstanding	28,051	29,021	-3.3%	28,296
Diluted Average Common Shares	28,111	29,225	-3.8%	28,334

Operating Ratios:
Basic Earnings Per Common Share	$0.75	$0.77	-2.6%	$0.77
Diluted Earnings Per Common Share	0.75	0.77	-2.6%	0.77
Return On Assets (a)	1.68%	1.84%		1.73%
Return On Common Equity (a)	15.5%	16.6%		15.9%
Net Interest Margin (FTE) (a)	5.12%	5.35%		5.24%
Efficiency Ratio (FTE)	45.3%	44.9%		44.9%

Dividends Paid Per Common Share	$0.37	$0.36	2.8%	$0.37
Common Dividend Payout Ratio	49%	47%		48%
2. Net Interest Income.
	(dollars in thousands)
			%
	Q1'12	Q1'11	Change	Q4'11

Interest and Fee Income (FTE)	$53,258	$57,296	-7.0%	$55,217
Interest Expense	1,559	2,303	-32.3%	1,855
Net Interest Income (FTE)	$51,699	$54,993	-6.0%	$53,362

Average Earning Assets	$4,060,271	$4,153,110	-2.2%	$4,052,476
Average Interest--
Bearing Liabilities	2,843,612	2,870,661	-0.9%	2,846,417

Yield on Earning Assets (FTE) (a)	5.27%	5.57%		5.42%
Cost of Funds (a)	0.15%	0.22%		0.18%
Net Interest Margin (FTE) (a)	5.12%	5.35%		5.24%
Interest Expense/
Interest-Bearing Liabilities (a)	0.22%	0.34%		0.26%
Net Interest Spread (FTE) (a)	5.05%	5.23%		5.16%
3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q1'12	Q1'11	Change	Q4'11

Total Assets	$5,030,935	$4,940,998	1.8%	$5,013,227
Total Earning Assets	4,060,271	4,153,110	-2.2%	4,052,476
Total Loans	2,467,839	2,870,307	-14.0%	2,587,303
Commercial Loans	523,089	713,981	-26.7%	575,607
Commercial RE Loans	1,091,025	1,251,610	-12.8%	1,139,249
Consumer Loans	853,725	904,716	-5.6%	872,447
Total Investment Securities	1,592,432	1,282,803	24.1%	1,465,173
Available For Sale (Market)	637,232	705,570	-9.7%	667,514
Held To Maturity	955,200	577,233	65.5%	797,659
Unrealized Gain	22,946	12,975	n/m	24,690

Loans/Deposits	58.0%	69.4%		60.9%
4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
			%
	Q1'12	Q1'11	Change	Q4'11

Total Deposits	$4,253,764	$4,138,799	2.8%	$4,248,191
Noninterest Demand	1,576,058	1,463,075	7.7%	1,559,801
Interest Bearing Transaction	751,283	716,111	4.9%	727,617
Savings	1,133,261	1,077,203	5.2%	1,145,110
Time greater than $100K	512,427	548,238	-6.5%	521,742
Time less than $100K	280,735	334,172	-16.0%	293,921
Total Short-Term Borrowings	114,906	110,848	3.7%	106,973
Federal Home Loan Bank Advances	26,000	57,771	-55.0%	26,054
Term Repurchase Agreement	10,000	--	n/m	10,000
Debt Financing and Notes Payable	15,000	26,318	-43.0%	15,000
Shareholders' Equity	546,676	545,203	0.3%	545,654

Demand Deposits/
Total Deposits	37.1%	35.4%		36.7%
Transaction & Savings
Deposits / Total Deposits	81.4%	78.7%		80.8%
5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q1'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,060,271	$53,258	5.27%
Total Loans (FTE)	2,467,839	36,372	5.93%
Commercial Loans (FTE)	523,089	8,389	6.45%
Commercial RE Loans	1,091,025	18,249	6.73%
Consumer Loans	853,725	9,734	4.59%
Total Investments (FTE)	1,592,432	16,886	4.24%

Interest Expense Paid
Total Earning Assets	4,060,271	1,559	0.15%
Total Interest-Bearing Liabilities	2,843,612	1,559	0.22%
Total Interest-Bearing Deposits	2,677,706	1,187	0.18%
Interest-Bearing Transaction	751,283	90	0.05%
Savings	1,133,261	236	0.08%
Time less than $100K	280,735	438	0.63%
Time greater than $100K	512,427	423	0.33%
Total Short-Term Borrowings	114,906	27	0.10%
Federal Home Loan Bank Advances	26,000	120	1.85%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing and Notes Payable	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$51,699	5.12%
	Q1'11
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,153,110	$57,296	5.57%
Total Loans (FTE)	2,870,307	42,233	5.97%
Commercial Loans (FTE)	713,981	10,911	6.20%
Commercial RE Loans	1,251,610	19,929	6.46%
Consumer Loans	904,716	11,393	5.11%
Total Investments (FTE)	1,282,803	15,063	4.70%

Interest Expense Paid
Total Earning Assets	4,153,110	2,303	0.22%
Total Interest-Bearing Liabilities	2,870,661	2,303	0.34%
Total Interest-Bearing Deposits	2,675,724	1,890	0.29%
Interest-Bearing Transaction	716,111	198	0.11%
Savings	1,077,203	473	0.18%
Time less than $100K	334,172	413	0.50%
Time greater than $100K	548,238	806	0.60%
Total Short-Term Borrowings	110,848	62	0.22%
Federal Home Loan Bank Advances	57,771	151	1.05%
Term Repurchase Agreement	--	--	--
Debt Financing and Notes Payable	26,318	200	3.05%

Net Interest Income and
Margin (FTE)		$54,993	5.35%
6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q1'12	Q1'11	Change	Q4'11

Service Charges on Deposits	$7,095	$7,521	-5.7%	$6,994
Merchant Processing Services	2,393	2,171	10.2%	2,515
Debit Card Fees	1,163	1,201	-3.2%	1,204
ATM Processing Fees	933	935	-0.2%	904
Trust Fees	489	493	-0.7%	480
Financial Services Commissions	171	29	n/m	165
Other Income	2,425	2,393	1.3%	2,595
Total Noninterest Income	$14,669	$14,743	-0.5%	$14,857

Total Revenue (FTE)	$66,368	$69,736	-4.8%	$68,219
Noninterest Income/Revenue (FTE)	22.1%	21.1%		21.8%
Service Charges/Avg. Deposits (a)	0.67%	0.74%		0.65%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.52	$9.75	-2.4%	$9.57
7. Noninterest Expense.
	(dollars in thousands)
			%
	Q1'12	Q1'11	Change	Q4'11

Salaries & Benefits	$15,046	$15,075	-0.2%	$14,113
Occupancy	3,934	4,025	-2.3%	4,124
Outsourced Data Processing	2,083	2,456	-15.2%	2,101
Amortization of
Identifiable Intangibles	1,402	1,548	-9.4%	1,470
Professional Fees	767	850	-9.8%	1,314
Equipment	851	933	-8.8%	922
Other Real Estate Owned	230	145	59.2%	623
Courier Service	785	843	-7.0%	806
Deposit Insurance Assessment	750	1,220	-38.5%	740
Loan Expense	627	394	59.1%	589
Telephone	376	435	-13.5%	420
Postage	372	368	1.0%	383
Operational Losses	173	248	-30.3%	236
Stationery & Supplies	243	323	-24.7%	340
Other Operating	2,395	2,460	-2.6%	2,482
Total Noninterest Expense	$30,034	$31,323	-4.1%	$30,663

Noninterest Expense/
Avg. Earning Assets (a)	2.98%	3.06%		3.00%
Noninterest Expense/Revenues (FTE)	45.3%	44.9%		44.9%
8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q1'12	Q1'11	Change	Q4'11

Average Total Loans	$2,467,839	$2,870,307	-14.0%	$2,587,303
Avg. Total Purchased
Covered Loans (1)	512,966	674,806	-24.0%	559,451
Avg. Total Purchased
Non-Covered Loans (2)	119,503	193,440	-38.2%	132,576
Avg. Total Originated Loans	1,835,370	2,002,061	-8.3%	1,895,276

Allowance for Loan Loss (ALL)
Beginning of Period	$32,597	$35,636	-8.5%	$32,893
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Net ALL Losses	(3,514)	(4,115)	-14.6%	(3,096)
ALL End of Period	$31,883	$34,321	-7.1%	$32,597
ALL Recoveries/Gross ALL Losses	25%	22%		50%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.69%	0.83%		0.53%
Purchased Covered Loans (1)(a)	0.28%	--		0.40%
Purchased Non-Covered Loans (2)(a)	--	--		--
9. Credit Quality.
	(dollars in thousands)
			%
	3/31/12	3/31/11	Change	12/31/11

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$9,976	$21,222	-53.0%	$10,291
Performing Nonaccrual	6,374	234	n/m	5,256
Total Nonaccrual Loans	16,350	21,456	-23.8%	15,547
90+ Days Past Due Accruing Loans	359	439	-18.2%	2,047
Total	16,709	21,895	-23.7%	17,594
Repossessed Loan Collateral	13,624	12,057	13.0%	14,868
Total Originated
Nonperforming Assets	30,333	33,952	-10.7%	32,462

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	4,510	26,953	-83.3%	9,388
Performing Nonaccrual	2,165	6,705	-67.7%	4,924
Total Nonaccrual Loans	6,675	33,658	-80.2%	14,312
90+ Days Past Due Accruing Loans	520	251	107.2%	241
Total	7,195	33,909	-78.8%	14,553
Repossessed Purchased Covered
Loan Collateral (1)	15,810	20,914	-24.4%	19,135
Total Nonperforming Purchased
Covered Assets (1)	23,005	54,823	-58.0%	33,688

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	13,948	33,975	-58.9%	16,170
Performing Nonaccrual	7,056	7,613	-7.3%	7,037
Total Nonaccrual Loans	21,004	41,588	-49.5%	23,207
90+ Days Past Due Accruing Loans	--	18	n/m	34
Total	21,004	41,606	-49.5%	23,241
Repossessed Purchased Non-Covered
Loan Collateral (2)	6,543	2,556	n/m	11,632
Total Nonperforming Purchased
Non-Covered Assets (2)	27,547	44,162	-37.6%	34,873

Total Nonperforming Assets	$80,885	$132,937	-39.2%	$101,023

Total Originated Loans Outstanding	$1,819,162	$1,986,976	-8.4%	$1,862,607
Total Purchased Covered
Loans Outstanding (1)	491,103	660,456	-25.6%	535,278
Total Purchased Non-Covered
Loans Outstanding (2)	112,179	187,203	-40.1%	125,921
Total Loans Outstanding	$2,422,444	$2,834,635	-14.5%	$2,523,806

Total Assets	$5,060,257	$4,937,429	2.5%	$5,042,161

Originated Loans:
Allowance for Loan Losses	$31,883	$34,321	-7.1%	$32,597
Allowance/Originated Loans	1.75%	1.73%		1.75%
Nonperforming Originated Loans/
Total Originated Loans	0.92%	1.10%		0.94%
Allowance/Originated
Nonperforming Loans	191%	157%		185%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$37,503	$57,184		$46,282
Discount/Purchased Covered
Loans, gross	7.09%	7.97%		7.96%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	1.47%	5.13%		2.72%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$9,960	$28,931		$10,211
Discount/Purchased Non-Covered	8.15%	13.39%		7.50%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	18.72%	22.23%		18.46%

10. Capital.
	(in thousands, except per-share amounts)
			%
	3/31/12	3/31/11	Change	12/31/11

Shareholders' Equity	$559,528	$550,915	1.6%	$558,641
Tier I Regulatory Capital	409,203	416,671	-1.8%	408,266
Total Regulatory Capital	444,180	454,584	-2.3%	444,659

Total Assets	5,060,257	4,937,429	2.5%	5,042,161
Risk-Adjusted Assets	2,759,789	2,879,621	-4.2%	2,808,303

Shareholders' Equity/
Total Assets	11.06%	11.16%		11.08%
Shareholders' Equity/
Total Loans	23.10%	19.44%		22.13%
Tier I Capital/Total Assets	8.09%	8.44%		8.10%
Tier I Capital/
Risk-Adjusted Assets	14.83%	14.47%		14.54%
Total Regulatory Capital/
Risk-Adjusted Assets	16.09%	15.79%		15.83%
Tangible Common Equity Ratio	8.36%	8.28%		8.35%
Common Shares Outstanding	27,917	28,920	-3.5%	28,150
Common Equity Per Share	$20.04	$19.05	5.2%	$19.85
Market Value Per Common Share	$48.00	$51.37	-6.6%	$43.90

Share Repurchase Programs
	(shares in thousands)
			%
	Q1'12	Q1'11	Change	Q4'11

Total Shares Repurchased	249	239	4.3%	361
Average Repurchase Price	$46.86	$50.47	-7.2%	$42.83
Net Shares Repurchased	233	170	36.8%	151

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	3/31/12	3/31/11	Change	12/31/11
Assets:
Cash and Money Market Assets	$541,102	$348,499	55.3%	$530,045

Investment Securities:
Available For Sale	639,738	741,603	-13.7%	638,753
Held to Maturity	1,038,493	591,923	75.4%	922,803

Purchased Covered Loans (1)	491,103	660,456	-25.6%	535,278
Purchased Non-Covered Loans (2)	112,179	187,203	-40.1%	125,921
Originated Loans	1,819,162	1,986,976	-8.4%	1,862,607
Allowance For Loan Losses	(31,883)	(34,321)	-7.1%	(32,597)
Total Loans, net	2,390,561	2,800,314	-14.6%	2,491,209

Non-Covered Other Real Estate
Owned	20,167	14,613	38.0%	26,500
Covered Other Real Estate
Owned (1)	15,810	20,914	-24.4%	19,135
Premises and Equipment, net	37,827	35,704	5.9%	36,548
Identifiable Intangibles, net	27,227	33,056	-17.6%	28,629
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	227,659	229,130	-0.6%	226,866

Total Assets	$5,060,257	$4,937,429	2.5%	$5,042,161

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,575,687	$1,476,590	6.7%	$1,562,254
Interest-Bearing Transaction	748,149	689,475	8.5%	734,988
Savings	1,143,027	1,098,018	4.1%	1,148,178
Time	782,141	876,290	-10.7%	804,501
Total Deposits	4,249,004	4,140,373	2.6%	4,249,921

Short-Term Borrowed Funds	106,683	104,359	2.2%	115,689
Federal Home Loan Bank Advances	25,967	51,490	n/m	26,023
Term Repurchase Agreement	10,000	--	n/m	10,000
Debt Financing and Notes Payable	15,000	26,108	-42.5%	15,000
Other Liabilities	94,075	64,184	46.6%	66,887
Total Liabilities	4,500,729	4,386,514	2.6%	4,483,520

Shareholders' Equity:
Common Equity:
Paid-In Capital	378,590	381,866	-0.9%	380,835
Accumulated Other
Comprehensive Income	12,180	2,526	n/m	11,369
Retained Earnings	168,758	166,523	1.3%	166,437
Total Shareholders' Equity	559,528	550,915	1.6%	558,641

Total Liabilities and
Shareholders' Equity	$5,060,257	$4,937,429	2.5%	$5,042,161

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q1'12	Q1'11	Change	Q4'11
Interest & Fee Income:
Loans	$35,656	$41,363	-13.8%	$38,139
Investment Securities:
Available for Sale	4,788	5,218	-8.2%	5,167
Held to Maturity	7,854	5,913	32.8%	7,115
Total Interest Income	48,298	52,494	-8.0%	50,421

Interest Expense:
Transaction Deposits	90	198	-54.6%	144
Savings Deposits	236	473	-50.0%	356
Time Deposits	861	1,219	-29.4%	961
Short-Term Borrowed Funds	27	62	-55.8%	46
Federal Home Loan Bank Advances	120	151	-21.0%	122
Term Repurchase Agreement	25	--	n/m	25
Debt Financing and Notes Payable	200	200	0.0%	201
Total Interest Expense	1,559	2,303	-32.3%	1,855

Net Interest Income	46,739	50,191	-6.9%	48,566

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	7,095	7,521	-5.7%	6,994
Merchant Processing Services	2,393	2,171	10.2%	2,515
Debit Card Fees	1,163	1,201	-3.2%	1,204
ATM Processing Fees	933	935	-0.2%	904
Trust Fees	489	493	-0.7%	480
Financial Services Commissions	171	29	n/m	165
Other	2,425	2,393	1.3%	2,595
Total Noninterest Income	14,669	14,743	-0.5%	14,857

Noninterest Expense:
Salaries and Benefits	15,046	15,075	-0.2%	14,113
Occupancy	3,934	4,025	-2.3%	4,124
Outsourced Data Processing	2,083	2,456	-15.2%	2,101
Amortization of Identifiable Intangibles	1,402	1,548	-9.4%	1,470
Professional Fees	767	850	-9.8%	1,314
Equipment	851	933	-8.8%	922
Other Real Estate Owned	230	145	59.2%	623
Courier Service	785	843	-7.0%	806
Deposit Insurance Assessment	750	1,220	-38.5%	740
Other	4,186	4,228	-1.0%	4,450
Total Noninterest Expense	30,034	31,323	-4.1%	30,663

Income Before Income Taxes	28,574	30,811	-7.3%	29,960
Income Tax Provision	7,569	8,429	-10.2%	8,155
Net Income	$21,005	$22,382	-6.2%	$21,805

Average Common Shares Outstanding	28,051	29,021	-3.3%	28,296
Diluted Common Shares Outstanding	28,111	29,225	-3.8%	28,334

Per Common Share Data:
Basic Earnings	$0.75	$0.77	-2.6%	$0.77
Diluted Earnings	0.75	0.77	-2.6%	0.77
Dividends Paid	0.37	0.36	2.8%	0.37
Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840